SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 1, 2004

THE ORIGINAL FORM 8-K FILED ON JULY 14, 2004 HAS BEEN AMENDED BY THIS FORM 8-K/A TO REPLACE THE POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 2004 PREVIOUSLY FILED WITH RESPECT TO THE MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-QS8.

                        Residential Accredit Loans, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                 333-101791-01          51-0368240
        (STATE OR OTHER JURISDICTION     (COMMISSION)        (I.R.S. EMPLOYER
            OF INCORPORATION)            FILE NUMBER)       IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 2



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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                           Sequentially
Exhibit                                                      Numbered
Number                                                     Exhibit Page

10.1 Series Supplement, dated as of June 1, 2004, and the Standard Terms of Pooling and Servicing Agreement, dated as of April 1, 2004, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         RESIDENTIAL ACCREDIT LOANS, INC.


                                            By:    /s/ Joseph Orning
                                            Name:   Joseph Orning
                                            Title:  Vice President


Dated:  July 15, 2004


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EXHIBIT 10.1

Series Supplement, dated as of June 1, 2004, and the Standard Terms of Pooling and Servicing Agreement, dated as of April 1, 2004, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.